EXHIBIT 21
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                                        STATE OF              NAME UNDER WHICH
                                        INCORPORATION        SUBSIDIARY CONDUCTS
  SUBSIDIARY                            OR ORGANIZATION           BUSINESS
-------------------------------------  ----------------  ---------------------
THE FINANCIAL STATEMENTS OF THE FOLLOWING ENTITIES WERE CONSOLIDATED INTO THE FINANCIAL STATEMENTS OF THE REGISTRANT AT DECEMBER 31, 1999:
Duke Construction Limited Partnership  Indiana    Duke Construction Limited
                                                   Partnership
Duke Realty Construction, Inc.         Indiana    Duke Realty Construction, Inc.
Duke Realty Services Limited           Indiana    Duke Realty Services Limited
  Partnership                                      Partnership
Duke Services, Inc.                    Indiana    Duke Services, Inc.
Kenwood Office Associates              Ohio       Kenwood Office Associates
New World Partners Joint Venture       Florida    New World Partners Joint
                                                   Venture
New World Partners Joint Venture       Florida    New World Partners Joint
 Venture No. 2                                     Venture No. 2
North Point Limited Partnership No. 1  Florida    North Point Limited
                                                   Partnership No. 1
North Point Limited Partnership No. 3  Florida    North Point Limited
                                                   Partnership No. 3
P-95/Fed Limited Partnership           Georgia    P-95/Fed Limited Partnership
P-95/Global Limited Partnership        Georgia    P-95/Global Limited
                                                   Partnership
P-95/Three Limited Partnership         Georgia    P-95/Three Limited Partnership
PCG/Duke, LLC                          Ohio       PCG/Duke, LLC
Sawgrass Limited Partnership No. 1     Florida    Sawgrass Limited Partnership
                                                   No. 1
Sawgrass Limited Partnership No. 2     Florida    Sawgrass Limited Partnership
                                                   No. 2
Shadeland Station Office               Indiana    Shadeland Station Office
  Associates II L.P.                               Associates II L.P.
Weeks Construction Services, Inc.      Georgia    Weeks Construction
                                                   Services, Inc.
Weeks Development Partnership          Georgia    Weeks Development Partnership
Weeks P-95 LLC                         Georgia    Weeks P-95 LLC
Weeks Realty Services, Inc.            Georgia    Weeks Realty Services, Inc.
Weeks Skyland Limited Partnership      Florida    Weeks Skyland Limited
                                                   Partnership
Weeks Tradeport                        Florida    Weeks Tradeport

THE REGISTRANT ACCOUNTED FOR THE FOLLOWING ENTITIES ON THE EQUITY METHOD AT DECEMBER 31, 1999:
625 Building, LLC                      Missouri    625 Building, LLC
B/D Limited Partnership                Indiana     B/D Limited Partnership
Beacon Station #22-#24                 Florida     Beacon Station #22-#24
  Limited Partnership                               Limited Partnership
Campus Development, LLC                Ohio        Campus Development, LLC
Cincinnati Development Group LLC       Ohio        Cincinnati Development Group
                                                    LLC
Codina Group, Inc.                     Florida     Codina Group, Inc.
CWT Associates                         Florida     CWT Associates
Dugan Office, LLC                      Indiana     Dugan Office, LLC
Dugan Realty, LLC                      Indiana     Dugan Realty, LLC
Dugan SSP, LLC                         Indiana     Dugan SSP, LLC
Duke A&M, LLC                          Ohio        Duke A&M, LLC
Duke Tees Joint Venture                Indiana     Duke Tees Joint Venture
Eckes Weeks Venture LP                 Georgia     Eckes Weeks Venture LP
Hawksmoor, LLC                         Indiana     Hawksmoor, LLC
Hillside Partnership One               Georgia     Hillside Partnership One
Horizon Associates Limited             Georgia     Horizon Associates Limited
  Partnership                                       Partnership
Huntcrest I, LLC                       Georgia     Huntcrest I, LLC
Lamida Partners Limited                Ohio        Lamida Partners Limited
  Partnership                                       Partnership
Park Fletcher Limited                  Indiana     Park Fletcher Limited
  Partnership 2728                                  Partnership 2728
Parkrite Limited Partnership           Indiana     Parkrite Limited Partnership
Post Road Limited Partnership          Indiana     Post Road Limited Partnership
Sugarloaf Holdings One, LLC            Georgia     Sugarloaf Holdings One, LLC
Sugarloaf Holdings Three, LLC          Georgia     Sugarloaf Holdings Three, LLC
Sugarloaf Holdings Two, LLC            Georgia     Sugarloaf Holdings Two, LLC
Town Point Limited Partnership         Georgia     Town Point Limited
                                                    Partnership
WBP One Limited Partnership            Florida     WBP One Limited Partnership

THE REGISTRANT ACCOUNTED FOR THE FOLLOWING ENTITIES ON THE COST METHOD AT DECEMBER 31, 1999:
Park Creek Venture               Indiana          Park Creek Venture
Pinnacle Media, LLC              Indiana          Pinnacle Media, LLC


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